FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT to Lease Agreement ("Amendment") is made as of October 30, 2007 (the "Effective Date") by and between **HRM II, LTD.**, a Florida limited partnership (the "Landlord") and **HEALTHCARE VENTURES GROUP**, a Delaware corporation (the "Tenant").

This Amendment is attached to and made a part of that certain Lease dated January 1, 2007, (the "Lease") by and between Landlord and Tenant, for those premises (the "Premises") located at Innovation Centre Building 2, 3848 FAU Boulevard, Suite 100, Boca Raton, Florida. In the event of any contradiction or inconsistency between the terms and provisions of this First Amendment and the terms and provisions of the Lease, to which it is attached, the terms and provisions of this First Amendment shall control and be interpreted in such a manner as to override any term or provision of the Lease which would prevent the spirit and letter of the terms and provisions of this First Amendment from being given full force and effect. All defined terms not specifically defined in this First Amendment shall be given the same meaning as the defined terms in the Lease. The term "Lease" as used throughout the Lease Agreement, and as used in this First Amendment shall be deemed to mean, collectively, the Lease Agreement and the First Amendment, unless the context requires otherwise.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant do hereby further agree that:

1. **Tenant's Name.** Tenant has advised Landlord that its corporate name has changed to Adamis Laboratories, Inc. and has forwarded to Landlord copies of the Unanimous Written Consent of Tenant's Board of Directors, documentation from the Florida Department of State Division of Corporations and documentation from the Delaware Secretary of State.

2. **Ratification**. Except as otherwise modified by this Amendment, the Lease Agreement is ratified and confirmed.

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed this 30th day of October, 2007.

WITNESSES:

"LANDLORD"

HRM II, LTD., a Florida limited partnership

By: HRM II DEVELOPMENT CORPORATION, a Florida corporation

By: ______________________
Thomas A. Head, Its President

"TENANT"

Adamis Laboratories, Inc.

By: ______________________
Richard Frost, its Chairman